UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K/A

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 5, 2016

Ruby Tuesday, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue

Maryville, Tennessee 37801

(Address of Principal Executive Offices)

(865) 379-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2.below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 13, 2016, Ruby Tuesday, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Prior Report”) reporting the appointment of F. Lane Cardwell, Jr. as Interim President and Chief Executive Officer of the Company following the resignation of James J. Buettgen. Also on that date, the Company reported in the Prior Report the appointment of Sue Briley as Chief Financial Officer. The Prior Report did not contain compensatory arrangement information for Mr. Cardwell and Ms. Briley as the information was not available. On October 5, 2016, the Executive Compensation Committee of the Ruby Tuesday, Inc. Board of Directors approved the compensatory arrangements for Mr. Cardwell and Ms. Briley. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Form 8-K/A is being filed for the purpose of providing that information.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As Interim President and Chief Executive Officer of the Company, Mr. Cardwell will receive an annualized base salary of $800,000 and he will be eligible for an annual cash bonus under the Company’s Executive Incentive Compensation Plan with a target amount of 100% of his base salary and a maximum payout of 200% of his base salary. Also in connection with Mr. Cardwell’s appointment as Interim President and Chief Executive Officer, he will receive an equity award valued at $400,000 comprised of one-half service-based phantom stock units that will settle in cash and one-half service-based stock options.  Both the service-based phantom stock units and the service-based stock options will cliff vest eight months from the date of grant and the stock options will be exercisable for seven years from the date of grant.

In connection with Ms. Briley’s appointment as Chief Financial Officer, she will receive an annual base salary of $325,000 and will be eligible for an annual cash bonus under the Company’s Executive Incentive Compensation Plan with a target amount of 60% of her base salary and a maximum payout of 120% of her base salary. In addition, Ms. Briley received a long-term incentive compensation award valued at approximately $132,000 comprised of one-fourth service-based restricted stock units, one-fourth service-based stock options, and one-half performance-based stock units.  The service-based restricted stock units and service-based stock options will vest in equal annual installments over approximately three years. The stock options will be exercisable for seven years from the date of grant. The performance-based stock units will settle in cash and vest at the end of our fiscal year 2019. Vesting of the performance-based stock units is contingent upon the Company’s achievement of a same-restaurant sales performance condition related to the next three fiscal years.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

              (d)       Exhibits.

            99.1       Form of Non-Qualified Stock Option Award.

            99.2       Form of Service-Based Phantom Stock Unit Award.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ruby Tuesday, Inc.

(Registrant)

By: /s/ Sue Briley

Sue Briley

Chief Financial Officer

Date: October 11, 2016